CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                   EXHIBIT 10.24

February 24, 1999

Mr. Michael A. Kope, Esq.
Assistant to the Director and Legal Counsel
Technology Management Office
University of Michigan
Wolverine Tower, Room 2071
3003 South State Street
Ann Arbor, Michigan  48109-1280


RE:      LETTER AMENDMENT TO THE MATERIALS TRANSFER AND INTELLECTUAL
         PROPERTY AGREEMENT

Dear Mr. Kope;

On January 12, 1999 you signed a letter amendment (the "Letter Amendment") to the Materials Transfer and Intellectual Property Agreement entered into between Aviron and the University of Michigan on February 24, 1995 (the "Michigan Agreement"). A copy of the Letter Amendment is attached as Exhibit A hereto. As you know, the Letter Amendment amended the Michigan Agreement with respect to certain [*]. Further to the Letter Amendment, we kindly request that the University of Michigan agree that the Letter Amendment be hereby amended by incorporating the following statements into the Letter Amendment:

1.   Based upon:

     (a)  the provisions of [*], and

     (b)  the provisions of [*],

     the requirement of Paragraph [*] of the Michigan Agreement that the [*] has been met. The [*] referenced in this paragraph are attached as Exhibit B hereto.

2.   The following provisions:

     (a)  [*], and

     (b) [*], describe obligations [*] that meet the requirement, set forth in of Paragraph [*] of the Michigan Agreement, that [*]. The [*] referenced in this paragraph are attached as Exhibit C hereto.

We also request that the University of Michigan agree that the Letter Amendment be hereby amended by replacing the current Section 3 with the following language:

     "3. [*]. In the event that [*] for any reason, [*] shall permit [*] in full force and effect), by [*] as originally provided in [*], provided that:

          (a) [*] promptly negotiate in good faith and agree upon the [*] to be received by [*] for the [*] will be equivalent to the [*] provided for in the [*], but only to the extent that such [*] will be allowed by [*] to exercise its [*] rights for [*], while the negotiation of the [*] proceeds; and

          (b)  [*] as of the end of the [*] period described in [*]."




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Please indicate your acknowledgement and acceptance of these terms by signing and returning one of the two (2) enclosed copies of this letter to me.

Sincerely,

/s/ Carol A. Olson
----------------------------
Carol A. Olson
Aviron
Senior Vice President, Commercial Development


UNIVERSITY OF MICHIGAN
ACKNOWLEDGED AND AGREED:

/s/  Michael A. Kope
----------------------------
Michael A. Kope
Assistant to the Director and Legal Counsel
Technology Management Office

2/26/99
----------------------------
Date


Attachments

cc: Wendy Adams
    Greg Abbott
    Marjorie Wagman


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT A

                      LETTER AMENDMENT OF JANUARY 12, 1999

                                                                          Aviron
                                                            297 N. Bernardo Ave.
                                                               Mountain View, CA
                                                                           94043
                                                               Tel. 650-919-6500
                                                                FAX 650-919-6612

Mr. Michael A. Kope, Esq.
Technology Management Office
University of Michigan
Wolverine Tower, Room 2071
3003 South State Street
Ann Arbor, MI 48109-1280

Dear Mr. Kope:

In view of Aviron's [*], we request that the Materials Transfer Agreement and Intellectual Property Agreement entered into by and between Aviron and the University of Michigan ("Michigan") on February 24, 1995 (the "Michigan Agreement") be hereby amended and supplemented as follows:

1. Definition of [*] Solely for the purpose of [*] for activities under the [*] under the Michigan Agreement for those activities), the [*] definition in Paragraph [*] of the Michigan agreement shall be deemed to read as follows:

[*].

2. [*] Michigan agrees that [*] to obtain and maintain [*], as required [*] under Paragraph [*] of the Michigan Agreement, will be deemed satisfied if [*] reasonably managed [*], reasonably demonstrated to Michigan upon its request.

3. [*] In the event that [*] under the Michigan Agreement is [*], Michigan shall permit [*] granted to it [*] from Aviron to Michigan, for the [*] provided in [*], provided that:

     (a) [*] of any provision of [*];

     (b) The [*] according to Paragraph [*] of the Michigan Agreement (or is promptly [*] to comply with Paragraph [*]);

     (c) [*] at least equivalent to those required of [*] under the Michigan Agreement (or is promptly [*] to do so); and

     (d) [*] promptly negotiate in good faith and agree upon the [*] to be received by [*] for the [*] will be equivalent to the [*] provided for in the [*], but only to the extent that such [*] will be allowed by [*] to exercise its [*] rights for [*], while the negotiation of [*] proceeds.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4. [*] The deadline for the [*] under Paragraph [*] of the Michigan Agreement shall be extended to [*]. (Note: This deadline will apply to all activities [*], not solely activities under [*].)

Please indicate your acknowledgement and acceptance of these terms by signing and returning one of the two enclosed copies of this letter to me. For your convenience, I have also enclosed a stamped envelope.

Sincerely,

/s/  Carol A. Olson
----------------------------
Carol A. Olson
Aviron Senior Vice President
Commercial Development


University of Michigan
Acknowledged and agreed:

/s/  Michael A. Kope
----------------------------
Michael A. Kope
Assistant to the Director, and Intellectual Property Counsel
Technology Management Office


Jan. 12, 1999
----------------------------





[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT B

                                       [*]






[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT C

                                       [*]




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.